UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                   811-22466
GAI Agility Income Fund (formerly, ASGI Agility Income Fund)
(Exact name of registrant as specified in charter)

c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
401 South Tryon Street
                         Charlotte, NC  28202
 (Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
 J9201-210
200 Berkeley Street
                           Boston, MA  02116
 (Name and address of agent for service)
Registrant's telephone number, including area code: (866) 440-7460
Date of fiscal year end:  September 30
Date of reporting period:  September 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

ASGI Agility Income Fund
Financial Statements as of and for the
Year Ended September 30, 2014 with
Report of Independent Registered Public Accounting Firm

ASGI Agility Income Fund

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	10

Supplemental Information	23

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Trustees
ASGI Agility Income Fund:

We have audited the accompanying statement of assets, liabilities and net assets of ASGI Agility Income Fund (“the Fund”), including the schedule of investments, as of September 30, 2014, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the underlying managers and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Agility Income Fund as of September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

November 24, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASGI Agility Income Fund

Schedule of Investments
As of September 30, 2014

Strategy	Investments	Shares	Cost	Fair Value
Mutual Funds - 27.76% Equity - 12.96%
	Lazard Global Listed Infrastructure Portfolio	1,812,426	$22,765,634	$26,388,916
	The GMO Quality Fund	1,216,155	28,515,527	29,163,388
				55,552,304
Fixed Income - 14.80%
	Federated Bond Fund	1,473,850	13,659,412	13,927,886
	Harbor High-Yield Bond Fund	1,467,493	15,917,789	15,731,521
	Stone Harbor Emerging Market Debt Fund	1,912,705	21,223,133	20,523,330
	Stone Harbor Local Market Fund	1,406,258	15,016,395	13,232,892
				63,415,629
Offshore Funds - 45.55% Diversified/Multi-Strategy - 7.43%
	York Total Return Unit Trust*		26,500,000	31,857,380

Fixed Income - 34.03%
	Arrowpoint Income Opportunity Fund, Ltd.		17,098,734	19,899,814
	Beach Point Dynamic Income Offshore Fund Ltd.		33,000,000	36,196,824
	Good Hill Overseas Fund Ltd.		28,000,000	29,770,531
	Halcyon Senior Loan Fund I Offshore Ltd.		28,481,365	30,113,665
	Serengeti Segregated Portfolio Company, Ltd.		30,000,000	29,888,580
				145,869,414

Reinsurance - 4.09%
	AQR Risk Balanced Reinsurance Fund Ltd.		16,586,086	17,539,125

Total Investments (Cost $296,764,075**) - 73.31%				314,233,852

Other Assets and Liabilities, net - 26.69%				114,420,111

Net Assets - 100.00%				$428,653,963

Percentages shown are stated as a percentage of net assets as of September 30, 2014.

*	Non-income producing securities.

**	The cost and unrealized appreciation/(depreciation) of investments as of September 30, 2014, as computed for federal tax purposes, were as follows:

Aggregate cost	$312,494,893

Gross unrealized appreciation	$4,519,953
Gross unrealized depreciation	(2,780,994)
Net unrealized appreciation	$1,738,959

See accompanying notes to financial statements.

ASGI Agility Income Fund

Schedule of Investments (continued)
As of September 30, 2014

Investments by Strategy (as a percentage of total investments)
Mutual Funds
Fixed Income	20.18%
Equity	17.68
Total Mutual Funds	37.86
Offshore Funds
Fixed Income	46.42
Diversified/Multi-Strategy	10.14
Reinsurance	5.58
Total Offshore Funds	62.14
100.00%

Equity Swaps Outstanding as of September 30, 2014:

Counterparty	Reference Entity/Obligation	Buy/ Sell	Floating Rate Index	Pay/ Receive Floating	Termination Date	Notional Amount	Fair Value
Credit Suisse International	HTUSDVYY Index	Buy	1-month USD- LIBOR_BBA	Pay	4/6/2015	$34,456,509	$2,264,453
Credit Suisse International	The Cushing 30 MLP Index	Buy	1-month USD- LIBOR_BBA	Pay	4/6/2015	20,285,456	—
Morgan Stanley Capital Services Inc.	The Cushing 30 MLP Index	Buy	Fed Funds effective	Pay	9/30/2015	23,297,388	—
							$2,264,453

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the year ended September 30, 2014 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Swaps
Equity Contracts	$7,908,599

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Swaps
Equity Contracts	$2,264,453

See accompanying notes to financial statements.

ASGI Agility Income Fund

Statement of Assets, Liabilities and Net Assets
As of September 30, 2014

Assets
Investments in Investment Funds, at fair value (cost - $296,764,075)	$314,233,852
Cash and cash equivalents	102,929,923
Receivable for investments in Investment Funds sold	22,381,221
Due from broker	8,806,587
Investments in Investment Funds paid in advance	8,000,000
Income receivable on equity swaps	7,592,267
Unrealized appreciation on equity swap	2,264,453
Dividends receivable	24,045
Other prepaid assets	28,907
Total assets	466,261,255

Liabilities
Subscriptions received in advance	13,237,560
Tenders payable	12,516,395
Distribution payable	5,570,000
Due to broker	5,499,999
Management fee payable	464,946
Investor Distribution and Servicing Fees payable	64,724
Interest payable on equity swaps	44,430
Fund Board fees and expenses payable	2,791
Accrued expenses and other liabilities	206,447
Total liabilities	37,607,292

Net Assets

Total net assets	$428,653,963

Net Assets consist of:
Paid-in capital	$413,514,940
Undistributed net investment loss	(15,727,375)
Accumulated net realized gain/(loss) on investments	11,132,168
Net unrealized appreciation/(depreciation) on investments	19,734,230
Retained earnings	15,139,023
Total net assets	$428,653,963

Net Assets per Share

ASGI Agility Income Fund Class I (350,817.820 Shares outstanding)	$1,082.51
ASGI Agility Income Fund Class A (45,580.195 Shares outstanding)	$1,072.60

See accompanying notes to financial statements.

ASGI Agility Income Fund

Statement of Operations
For the Year Ended September 30, 2014

Investment Income

Dividend income	$8,682,028
Interest	1,685
Total investment income	8,683,713

Fund Expenses

Management fee	4,851,036
Administrative and custodian fees	492,059
Professional fees	249,954
Investor Distribution and Servicing fee	150,000
Fund Board fees and expenses	50,040
Other operating expenses	235,437
Total operating expenses	6,028,526
Interest expense	548,363
Total expenses	6,576,889
Net investment income	2,106,824

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	2,405,952
Net realized gain/(loss) on distributions from investments in Investment Funds	5,186,306
Net realized gain/(loss) on equity swaps	7,908,599
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	9,021,627
Net change in unrealized appreciation/(depreciation) from equity swaps	2,264,453
Total net realized and unrealized gain/(loss) from investments	26,786,937
Net increase in net assets resulting from operations	$28,893,761

See accompanying notes to financial statements.

ASGI Agility Income Fund

Statements of Changes in Net Assets

Net increase/(decrease) in net asset	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Operations

Net investment income	$2,106,824	$3,409,789
Net realized gain/(loss) on investments in Investment Funds	2,405,952	3,723,431
Net realized gain/(loss) on distributions from investments in Investment Funds	5,186,306	846,106
Net realized gain/(loss) on equity swaps	7,908,599	6,157,499
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	9,021,627	(839,297)
Net change in unrealized appreciation/(depreciation) from equity swaps	2,264,453	(413,469)
Net increase in net assets resulting from operations	28,893,761	12,884,059

Distributions to Shareholders

Distribution of net investment income	(11,820,000)	(12,567,160)
Distribution of net realized capital gains	(5,833,539)	(2,986,008)
Distribution to Shareholders	(17,653,539)	(15,553,168)

Capital Transactions

Issuance of shares	133,901,740	108,208,443
Reinvestment of distributions	4,925,725	4,864,195
Shares tendered	(36,794,559)	(31,839,052)
Early withdrawal fees	36,321	16,443
Increase in net assets derived from capital transactions	102,069,227	81,250,029

Net Assets

Total increase in net assets	113,309,449	78,580,920
Beginning of year	315,344,514	236,763,594
End of year	$428,653,963	$315,344,514

Undistributed net investment loss	$(15,727,375)	$(10,861,399)

See accompanying notes to financial statements.

ASGI Agility Income Fund

Statement of Cash Flows
For the Year Ended September 30, 2014

Cash Used in Operating Activities

Net increase in net assets resulting from operations	$28,893,761
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(166,947,520)
Proceeds from sales of investments in Investment Funds	110,884,322
Net realized (gain)/loss from investments in Investment Funds	(2,405,952)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(9,021,627)
Net change in unrealized (appreciation)/depreciation on equity swaps	(2,264,453)
Increase in receivable for investments in Investment Funds sold	(22,065,516)
Increase in due from broker	(1,770,000)
Increase in income receivable on equity swaps	(1,591,840)
Increase in other prepaid assets	(12,992)
Decrease in dividends receivable	404,010
Increase in due to broker	1,415,000
Increase in management fee payable	127,525
Increase in Investor Distribution and Servicing Fees payable	50,374
Increase in interest payable on equity swaps	9,811
Decrease in Fund Board fees and expenses payable	(7,124)
Decrease in investment purchased unsettled payable	(373,765)
Increase in accrued expenses and other liabilities	37,672

Net cash used in operating activities	(64,638,314)

Cash Provided by Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $3,540,000)	137,441,740
Distributions paid (net of decrease in distribution payable of $1,529,000)	(11,198,814)
Payments for shares tendered (net of change in payable for tenders of $(7,545,789))	(29,248,770)
Early withdrawal fees	36,321

Net cash provided by financing activities	97,030,477

Cash and Cash Equivalents

Net increase in cash and cash equivalents	32,392,163
Cash and cash equivalents at beginning of year	70,537,760
Cash and cash equivalents at end of year	$102,929,923

Supplemental Disclosure of Non-Cash Flow Information

Cash paid during the year for interest expense	$538,552
Reinvestment of distributions	$4,925,725

See accompanying notes to financial statements.

ASGI Agility Income Fund

Financial Highlights

	Class I

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Per Share operating performance:
(For Share outstanding throughout the year)
Net asset value per Share, beginning of year	$1,045.90	$1,050.72	$974.53	$1,000.00

Income/(loss) from investment operations:
Net invest ment income	6.79	13.30	11.41	4.08
Net realized and unrealized gain/(loss) from investments(a)	78.26	39.89	103.15	3.98
Total income/(loss) from investment operations	85.05	53.19	114.56	8.06
Less: Distribution of net invesment income to Shareholders	(30.65)	(45.85)	(37.97)	(32.32)
Distribution of net realized capital gains to Shareholders	(17.79)	(12.16)	(0.40)	(1.21)
Total distributions to Shareholders	(48.44)	(58.01)	(38.37)	(33.53)

Net asset value per Share, end of year	$1,082.51	$1,045.90	$1,050.72	$974.53

Total return (b)	8.23%	5.17%	11.89%	0.72%

Ratios to average net assets:

Expenses (c)	1.67%	1.55%	1.62%	2.22%
Net investment income (c)	0.59%	0.55%	1.10%	0.49%

Net Assets, end of year (in thousands)	$379,765	$280,834	$227,284	$177,408

Portfolio turnover rate	37.67%	42.31%	6.46%	15.85%

(a)
The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

(b)	The total return calculation assumes reinvestment of all distributions.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.

See accompanying notes to financial statements.

ASGI Agility Income Fund

Financial Highlights

	Class A

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period from December 1, 2011(a) to September 30, 2012
Per Share operating performance:
(For Share outstanding throughout the year/period)
Net asset value per Share, beginning of year/period	$1,040.20	$1,046.32	$1,000.00

Income/(loss) from investment operations:
Net investment income	3.06	12.17	10.02
Net realized and unrealized gain/(loss) from investments(b)	77.78	39.72	74.67
Total income/(loss) from investment operations	80.84	51.89	84.69
Less: Distribution of net invesment income to Shareholders	(30.65)	(45.85)	(37.97)
Distribution of net realized capital gains to Shareholders	(17.79)	(12.16)	(0.40)
Total distributions to Shareholders	(48.44)	(58.01)	(38.37)

Net asset value per Share, end of year/period	$1,072.60	$1,040.20	$1,046.32

Total return (e)	7.86%	5.06%	8.60%	(c)

Ratios to average net assets:

Expenses (d)	2.02%	1.67%	1.58%	(c)
Net investment income (d)	0.22%	0.33%	1.04%	(c)
Net Assets, end of year/period (in thousands)	$48,889	$34,511	$9,480

Portfolio turnover rate	37.67%	42.31%	6.46%

(a)	Inception date.
(b)
The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

(c)	Not Annualized.
(d)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(e)	The total return calculation assumes reinvestment of all distributions.

See accompanying notes to financial statements.

ASGI Agility Income Fund

Notes to Financial Statements
September 30, 2014

1.  Organization
ASGI Agility Income Fund (the "Fund"), a Delaware business trust, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since September 1, 2010. The Fund is a closed-end management investment company. The Fund commenced operations on October 1, 2010. Alternative Strategies Group, Inc. (the "Adviser"), a North Carolina corporation, is the investment adviser to the Fund. The Adviser has retained Perella Weinberg Partners Capital Management LP, a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser"). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.
The principal investment objective of the Fund is to seek investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the "real purchasing power" of an investment in the Fund through capital appreciation of the Fund's investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).
The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, "Investment Funds"). Exchange traded products may include exchange traded funds ("ETFs"), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes ("ETNs"), or invest its assets directly. Direct investments may include, among others, securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.
The Fund's Board of Trustees (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP").
(a) Valuation of investments in Investments Funds – The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share ("Mutual Funds") and its investments in private Investment Funds ("Offshore Funds") at fair value in accordance with procedures established in good faith by the Fund Board. The fair value of Mutual Funds is based on quoted market prices at the close of trading on the active exchanges on which the Mutual Funds are traded on the reporting date.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

The fair value of the Offshore Funds ordinarily will be the value of an interest in an Offshore Fund determined by the investment manager of the Offshore Fund in accordance with the policies established by the Offshore Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Offshore Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Offshore Funds, changes in market conditions and the economic environment may significantly impact the value of the Offshore Funds and the fair value of the Fund's interests in the Offshore Funds. Furthermore, changes to the liquidity provisions of the Offshore Funds may significantly impact the fair value of the Fund’s interests in the Offshore Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Offshore Fund's reported valuation does not represent fair value. If it is determined that the Offshore Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended September 30, 2014, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Offshore Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Offshore Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.
Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Schedule of Investments.
(b)  Valuation of derivatives – The Fund has equity swaps outstanding at September 30, 2014. The fair value of equity swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these equity swaps within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.
(c)  Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of September 30, 2014.
The Fund's income and federal excise tax returns and all financial records supporting the 2011, 2012 and 2013 returns are subject to examination by the federal and Delaware revenue authorities.
(d)  Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on a first-in first-out basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations or in the Financial Highlights.
(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.
(f)  Distributions – The Fund intends to pay distributions on shares of beneficial interest ("Shares") in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund intends to make regular quarterly distributions to shareholders ("Shareholders") sourced from the Fund's amount available for distribution consisting of the Fund's dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses. All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund's Dividend Reinvestment Plan ("DRP") unless a Shareholder has elected not to participate in the DRP. An election by a Shareholder not to participate in the DRP, and to receive all income distributions and/or capital gain distributions, if any, directly rather than having such distribution reinvested in the Fund, must be made by indicating such election in the Shareholder's subscription agreement or by notice to a Shareholder's intermediary (who should be directed to provide notice to the Fund), if applicable, or the Fund's administrator.
Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
(g)  Use of estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

(h)  Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.
(i)  Expense limitation agreement – Through December 31, 2014, the Adviser has contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.25%. Shares designated as Class I ("Class I Shares") have no class-specific expenses. Shareholders holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 3.00%. Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.
Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.25% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2014, there was no amount subject to recoupment by September 30, 2017. As of September 30, 2014, there were no expenses reimbursable by the Adviser.
(j)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund's beginning of the month's net assets and paid monthly:
0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.
The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.
The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross ending assets at the end of each month.
The Fund also pays the Custodian certain fixed fees for transactions and other services.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

(k)  Accounting pronouncements – In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements. ASU 2013-08 amends the current criteria for an entity to qualify as an investment company, creates new disclosure requirements and amends the measurement criteria for certain interests in other investment companies. Under the new standard the typical characteristics of an investment company will be: (i) it has more than one investment and more than one investor, (ii) it has investors that are not related parties of the entity or the investment manager, (iii) it has ownership interests in the form of equity or partnership interests, and (iv) it manages substantially all of its investments on a fair value basis. The standard also reaffirms that a noncontrolling interest in another investment company should be measured at fair value instead of the equity method. It also includes additional disclosure requirements for an entity to disclose the fact that it is an investment company, and to provide information about changes, if any, in its status as an investment company. Finally, an entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investors. The requirements of the standard are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, with early application prohibited. Management is currently evaluating the standard and does not anticipate it will have a material impact to the Fund's financial statements.
3. Related Party Transactions
Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Statement of Operations unless otherwise stated and include the following:
(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Shares that are their customers.
The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.
For the year ended September 30, 2014, the Fund expensed Investor Distribution and Servicing Fees of $150,000. As of September 30, 2014, there were $64,724 of Investor Distribution and Servicing Fees payable to the Placement Agent.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

(b)  Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Shareholder (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Shareholder's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Shareholder's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Shareholder's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Shareholder must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.
The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Shareholder and is as follows:
Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended September 30, 2014, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Shareholders upon subscription into the Fund were $219,800.
(c)  Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended September 30, 2014 are disclosed in Note 4.
(d)  Fund Board fees and expenses – For the year ended September 30, 2014, the Fund incurred Fund Board fees, including out of pocket expenses, of $50,040. As of September 30, 2014, amounts payable to the Fund Board were $2,791.
4. Investment Advisory Agreement
The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and a commodity trading advisor (“CTA”). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of September 30, 2014, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.
In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of September 30, 2014, the actual margin requirements and ultimate impact of the rule proposals on the Fund is uncertain.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund's Board, the Adviser may elect to manage the Fund's investments and determine the composition of the assets of the Fund.
Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.
The Fund pays the Adviser each month a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). The Management Fee incurred by the Fund for the year ended September 30, 2014 was $4,851,036. As of September 30, 2014, the Management Fee payable to the Adviser was $464,946. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.
5.  Investment Fund Transactions
Purchases of investments in Investment Funds for the year ended September 30, 2014 were $166,947,520. Proceeds from sales of investments in Investment Funds for the year ended September 30, 2014 were $110,884,322.
6.  Derivative Transactions
The Fund enters into derivative contracts either in an opportunistic, directional (long or short) capacity or as a risk management tool to hedge the Fund's currency, interest rate, credit, equity or commodity risk. All derivative contracts must be fully backed by cash positions and may be over-the-counter and/or exchanged traded. Such derivative contracts may include forwards, futures, options, warrants and swaps.
Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded over-the-counter. Swaps are contracts to exchange cash flows on or before a specified future date based on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. As of September 30, 2014, the Fund had entered into swap agreements with Credit Suisse International and Morgan Stanley Capital Services, Inc.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

The monthly average notional value of equity swaps was $65,367,336 for the year ended September 30, 2014.

The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Statement of Assets, Liabilities and Net Assets. As of September 30, 2014, the unrealized appreciation/depreciation on equity swaps recorded on the Statement of Assets, Liabilities and Net Assets was $2,264,453. The value of the swaps are marked to market on a daily basis based on quotations from an independent pricing service and any change in value is recorded as net change in unrealized appreciation/(depreciation) in the Statement of Operations. As of September 30, 2014, the net change in unrealized appreciation/(depreciation) from equity swaps was $2,264,453.

Under the terms of the aforementioned swap agreements, the swaps reset on a set date at which point any unrealized gains and losses are realized in the Statement of Operations. For the year ended September 30, 2014, the net realized gain on equity swaps was $7,908,599.

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of September 30, 2014.

		Gross Amounts Presented on Statement of Assets and Liabilities
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Credit Suisse International	ISDA	$2,264,453	$–	$2,264,453	$2,216,588	$4,481,041
Morgan Stanley Capital Services Inc	ISDA	–	–	–	1,090,000	1,090,000
		$2,264,453	$–	$2,264,453	$3,306,588	$5,571,041

7. Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund investment managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of September 30, 2014.

The following table summarizes the Fund's investments in the Investment Funds during the year ended September 30, 2014, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.33% to 2.00% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 20% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Beach Point Dynamic Income Offshore Fund Ltd.	11.5%	$36,196,824	$1,737,810	$—	Monthly	Cayman Islands
York Total Return Unit Trust	10.1	31,857,380	3,122,202	—	Quarterly	Cayman Islands
Halcyon Senior Loan Fund I Offshore Ltd.	9.6	30,113,665	1,597,458	10,577	Monthly	Cayman Islands
Serengeti Segregated Portfolio Company, Ltd.	9.6	29,888,580	(111,420)	—	Quarterly	Cayman Islands
Good Hill Overseas Fund Ltd.	9.5	29,770,531	1,770,531	—	Quarterly	Cayman Islands
The GMO Quality Fund	9.3	29,163,388	(1,367,451)	—	Daily	United States
Lazard Global Listed Infrastructure Portfolio	8.4	26,388,916	2,308,880	—	Daily	United States
Stone Harbor Emerging Market Debt Fund	6.5	20,523,330	568,912	(654,351)	Daily	United States
Arrowpoint Income Opportunity Fund, Ltd.	6.3	19,899,814	1,162,103	247,315	Monthly	Cayman Islands
AQR Risk Balanced Reinsurance Fund Ltd.	5.6	17,539,125	686,425	—	Semi-Annually	Bermuda
Harbor High-Yield Bond Fund	5.0	15,731,521	(112,257)	(191,429)	Daily	United States
Federated Bond Fund	4.4	13,927,886	219,050	71,552	Daily	United States
Stone Harbor Local Market Fund	4.2	13,232,892	(637,848)	—	Daily	United States
Eaton Vance Institutional Senior Loan Fund	—	—	(260,867)	178,716	Monthly	Cayman Islands
Graham Global Investment Fund II SPC Ltd.	—	—	(390,420)	1,881,221	Monthly	British Virgin Islands
Torchlight Value Fund, Inc.	—	—	(1,271,481)	862,351	Daily	United States
Total Investments in Investment Funds	100.0%	$314,233,852	$9,021,627	$2,405,952

*  Subject to the terms of the offering memorandums of the Investment Funds.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Offshore Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Offshore Funds. No such restrictions were in place as of or during the year ended September 30, 2014. The Fund had no unfunded capital commitments as of September 30, 2014.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of September 30, 2014:

Diversified/Multi-strategies generally include investments in macro, equity long/short, fixed income, event-driven, credit, distressed and high yield strategies.

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

8. Fair Value Measurements
The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:
•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.
The Adviser considers subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of the fair value of investments in Investment Funds. Investments in Investment Funds are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.
The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments and other financial instruments as of September 30, 2014 is as follows:
Description	Total Fair Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Mutual Funds
Equity	$55,552,304	$55,552,304	$–	$–
Fixed Income	63,415,629	63,415,629	–	–

Offshore Funds
Diversified/Multi-Strategy	31,857,380	–	31,857,380	–
Fixed Income	145,869,414	–	99,054,871	46,814,543
Reinsurance	17,539,125	–	–	17,539,125
Total Investment Funds	314,233,852	118,967,933	130,912,251	64,353,668

Equity Swaps
Index	2,264,453	–	2,264,453	–
Total Investments	$316,498,305	$118,967,933	$133,176,704	$64,353,668

There were no transfers between Level 1 and Level 2 for the year ended September 30, 2014.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

The following is a reconciliation of Level 3 investments for which the Fund cannot redeem its investment within 90 days of fiscal year end:

	Balance, as of October 1, 2013	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance, as of September 30, 2014
Investments in Investment Funds
Fixed Income	$–	$–	$1,314,543	$45,500,000	$–	$–	$–	$46,814,543
Reinsurance	16,852,700	–	686,425	–	–			17,539,125
Total	$16,852,700	$–	$2,000,968	$45,500,000	$–	$–	$–	$64,353,668

The following table is the net change in unrealized appreciation/(depreciation) for the year ended September 30, 2014 related to Level 3 investments in Investment Funds still held by the Fund as of September 30, 2014:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Fixed Income	$1,314,543
Reinsurance	686,425
Total	$2,000,968

9. Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

For the year ended September 30, 2014, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tender
Class I	111,342,762	$120,139,500	3,862,879	$4,123,498	(32,897,925)	$(35,520,386)
Class A	12,835,006	13,762,240	755,979	802,227	(1,187,807)	(1,274,173)
	124,177,768	$133,901,740	4,618,858	$4,925,725	(34,085,732)	$(36,794,559)

10. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

11. Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

12. Federal Income Tax Information

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The following reclassifications were a result of tax differences relating to passive foreign investment companies, the reclassification of distributions and non-deductible expenses.

For the year ended September 30, 2014, the Fund reduced accumulated undistributed net investment loss by $4,847,200, accumulated realized gain/(loss) by $4,844,200 and paid-in-capital by $3,000. Net assets were not affected by these reclassifications.

Distributions on the Fund's Shares are generally subject to federal income tax to the extent they do not exceed the Fund's earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

ASGI Agility Income Fund

Notes to Financial Statements (continued)
September 30, 2014

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Ordinary Income	$ 6,575,808
Long Term Capital Gains	$ 4,814,903
Unrealized Appreciation/(Depreciation)	$ 4,003,412
For the year ended September 30, 2014, the tax character of distributions paid by the Fund was $11,385,722 of ordinary income and $6,267,817 of long-term capital gains. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

13. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.

Subsequent to year end, the Fund received additional subscriptions of $11,112,580.

On October 30, 2014, the Fund paid a distribution to its Shareholders of $5,570,000. Distributions payable to Shareholders are recorded as a liability in the Statement of Assets, Liabilities and Net Assets.

Effective November 1, 2014 (the “Effective Date”), the Adviser was renamed as Wells Fargo Investment Institute, Inc. (“WFII). The Adviser’s Global Alternative Investments ("GAI") division is responsible for continuing to manage the Fund under the advisory agreement. There was no change in control of the Adviser as a result of the changes. In conjunction with such changes at the Adviser, the Fund changed its legal name to GAI Agility Income Fund, as of the Effective Date.

ASGI Agility Income Fund

Supplemental Information (unaudited)

Tax Information
For the year ended September 30, 2014, certain distributions paid by the Fund may be subject to a maximum tax rate of 20%. Of the ordinary income dividends paid during the year, 5.54% qualify for the maximum tax rate of 20%.
For the year ended September 30, 2014, certain distributions paid by the Fund may qualify for the corporate dividends received deduction. Of the ordinary income dividends paid during the year, 2.55% qualify for the corporate dividend deduction.
The Fund also distributed long-term capital gain dividends of $6,267,817 for the year ended September 30, 2014.
Board Consideration of the Investment Management Agreement
At an in-person meeting of the Board held on May 8, 2014, the Board, including the Independent Managers, considered and approved the continuation of the investment advisory agreement between the Adviser and the Fund (“Advisory Agreement”) and the subadvisory agreement among the Adviser, the Fund and the Subadviser (“Subadvisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”). In preparation for review of the agreements, the Board requested the Adviser and Subadviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the investment advisory and subadvisory agreements. On May 8, 2014, the Independent Managers met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser and Subadviser being present.
Representatives of the Adviser and Subadviser made extensive presentations regarding the materials and responded to questions from the Independent Managers. Further, the Board, including the Independent Managers, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process.
Upon consideration of these presentations, discussions, materials and other factors, the Board determined:
Nature, Extent and Quality of Services Provided to each Fund. The Board reviewed and considered the nature and extent of the investment advisory and sub-advisory services provided by the Adviser, including monitoring and oversight, and the Subadviser under the Advisory Agreements, including the selection of investments, allocation of the Fund’s assets among, and monitoring performance of, underlying Investment Funds, evaluation of risk exposure of underlying Investment Funds, experience of underlying Investment Funds’ managers, management of short-term cash and operations of underlying Investment Funds, and day-to-day portfolio management and general due diligence examination of underlying Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel and the Adviser’s interactions with the Subadviser in assisting the Fund in compliance and other non-advisory areas. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and the Subadviser who would provide the investment advisory, sub-advisory, and administrative services to the Fund, including recent changes in such personnel. The Board examined performance of the Fund during the period and previously. The Board determined that the Adviser’s and the Subadviser’s portfolio managers and key personnel are well qualified and perform the services in an efficient and professional manner with acceptable and competitive performance results. The Board also took into account the Adviser’s and the Subadviser’s compliance functions and their roles in determining the fair value of the Fund’s assets. The Board also reflected on the annual audit process and the roles provided by the Adviser and Subadviser, including the time, resources and personnel availability provided by each. The Board concluded that the overall quality of the investment advisory, sub-advisory and administrative services was satisfactory.

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Cost of the Services Provided, and whether Economies of Scale would be Realized. The Board considered the Fund’s advisory and sub-advisory fee and concluded that each such fee was reasonable and satisfactory in light of the services to be provided. The Board reviewed the advisory and sub-advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee, sub-advisory fee and total expense ratio for the Fund with various comparative data, including a chart prepared by the Adviser comparing the fees payable by the Fund to those payable by comparable funds. The Board noted that the fees payable to the Adviser and the Subadviser were comparable to the fees payable to the investment managers of other similarly situated funds. The Board also considered fees charged by the Subadviser to other accounts managed by the Subadviser. The Board concluded that the advisory fee, the sub-advisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services provided. The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not a significant factor at this time.
Profitability of the Adviser and each of its Affiliates. The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser including the Adviser’s methodology in allocating costs in determining its profitability. Based on the review of the information they received, the Board members concluded that the profits earned by the Adviser were reasonable. The Board did not consider the costs of the services provided and profits, if any, realized by the Subadviser from the respective relationships with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and the Subadviser with respect to the sub-advisory fee rates on behalf of the Fund and that the Adviser pays the Subadviser from the advisory fee paid to the Adviser.
Benefits Derived by Adviser and/or Subadviser from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to the Adviser and/or Subadviser as a result of the advisory relationship with the Fund. In this regard, the Board noted that no soft-dollar research exists or is significant, in light of the investments in Investment Funds, and that “fall-out” benefits, to the extent any exist, are not a material factor with regard to approving the Advisory Agreements.
General Conclusion. Based on its consideration of all factors that it deemed material, the Board, including all of the Independent Trustees, determined that the Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Adviser and the Subadviser provide and in light of the other factors that had been discussed and deemed relevant by the Board. The Board noted that it had based its decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.
The Board of Trustees of the Fund
The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.
Trustees
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years(3)	Number of Portfolios In Fund Complex(4) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* Age: 43	Trustee, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 58	Trustee	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, 1998-2013.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 41	Trustee	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

Stephen Golding Age: 65	Trustee	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	4
Trustee, Washington College, since 2003; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Trustee, Wells College, since September 2012.

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years(3)	Number of Portfolios In Fund Complex(4) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
James Hille Age: 52	Trustee	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Trustee, Trinity Valley School, since 2009; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust and the Employee Retirement System of Texas, since 2011; Trustee, Silver Ventures Inc., since 2012.

Jonathan Hook Age: 56	Trustee	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 67	Trustee	Since 2011	Self-employed; Board Director and Consultant.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Director, Genworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director, Sitoa Global Inc., since 2012; Director, Varian Semiconductor Equipment Associates, from 2004 - 2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, North Bay Bancorp from 2006 to 2007.

*  Indicates an Interested Manager.
(1)	As of September 30, 2014.
(2)	Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed with or without cause, at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds of the outstanding Shares.
(3)	The information provided in this chart is as of September 30, 2014. As of November 1, 2014, the names of Alternative Strategies Group, Inc., Alternative Strategies Brokerage Services, Inc. and each Fund in the Fund Complex were changed. In addition, Mr. Taback’s title with the Adviser was changed from President to Managing Director.
(4)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

ASGI Agility Income Fund

Supplemental Information (unaudited) (continued)

Principal Officers who are not Managers:
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years(3)
Michael Roman Age: 33	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 40	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 49	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Jeffrey Minerva Age: 32	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

Brigid Breen Age: 58	Chief Compliance Officer	Since September 2014
Chief Compliance Officer, Alternative Strategies Group, Inc., since 2014; Senior Vice President and Compliance Manager, Wells Fargo Wealth Management, since 2002; Chief Compliance Officer, Charles Schwab Investment Management, Inc., 2000-2002; Chief Compliance Officer, Wells Capital Management, 1996-2000; Vice President and Accounting Manager, Wells Fargo Investment Operations, 1988-1996

Sean M. Nicolosi Age: 41	Chief Operating Officer	Since 2014
Chief Operating Officer and Director, Alternative Strategies Group, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Vice President and Operations Manager, Alternative Strategies Group, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Alternative Strategies Group, Inc., 2005-2011.

(1)	As of September 30, 2014.
(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
(3)	The information provided in this chart is as of September 30, 2014. As of November 1, 2014, the names of Alternative Strategies Group, Inc. was changed. In addition, the tittles of certain officers with the Adviser changed as follows: (i) Michael Roman is now the Manager of Global Alternative Investments Finance and Accounting; (ii) Britta Patterson is now Senior Vice President and Secretary; and (iii) Sean Nicolosi is now Director of Alternative Investment Operations.

ASGI Agility Income Fund
Supplemental Information (unaudited) (continued)

Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,625 for 2013 and $110,000 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

2

Tax Fees
(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for 2013 and $12,000 for 2014.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.

All Other Fees
(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) with respect to the registrant is set forth below.
(Revised as of February 28, 2013)

Audit Committee of
GAI Agility Income Fund (formerly, ASGI Agility Income Fund)
(the “Fund”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.              Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of the Fund (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Fund (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Fund) where such non-audit services relate directly to the operations and financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.
The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.
This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.
3

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.
II.            Audit Services

The Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.
III.                Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.
The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.
IV.                Tax Services
The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Fund in tax court or other situations involving public advocacy are not permitted.
The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.
V.                  All Other Services
The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.
VI.                Prohibited Services
The Auditor is prohibited from providing the following non-audit services to the Fund at any time:
(1) Bookkeeping or other services related to the Fund’s accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.
4

VII.               Procedures
At least annually, the Fund’s Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.
EXHIBIT A

GAI Agility Income Fund
Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of February 28, 2013
Service	Summary of Services

Audit Services
Audit	Recurring audit of financial statements of the Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:

	(b)	Annual letter regarding the Fund’s internal control to be included in the annual report to the SEC on Form N-SAR

(c)
Review of any post-effective amendment to the Fund’s registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Fund’s financial statements in such SEC filing

	(d)	Review of the Fund’s respective portfolios in connection with determining whether the Fund qualifies as a regulated investment company

	(e)	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for the Fund with the SEC, including issuance of auditor consents

5

Service	Summary of Services
Audit-Related Services
Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
Other auditing procedures	Auditing procedures and special reports, including those needed for and issuance of special
purpose reports	(d)	Separate audit reports in connection with Rule 17f-2 security counts

	(e)	Various governmental agencies tax authorities and Fund mergers

Tax Services
Tax services	Recurring tax services including, but not limited to:

	(a)	Review and sign the Fund’s federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

	(b)	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Fund

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

  6

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $10,000 for 2013 and $12,000 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s adviser, Wells Fargo Investment Institute, Inc.  The Proxy Voting Policies for the registrant are set forth below.

Proxy Voting Policy and Procedures
Scope:
Wells Fargo Investment Institute, Inc. (the “Adviser”) provides investment advisory services to private investment funds and registered investment funds (each a “Client”), whose investment programs primarily involve investing fund assets in private and/or registered investment funds (each a “Fund” and collectively, the “Funds”).  The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds and other issuers in which the Clients may invest.

7

Sub-Advisers:	Perella Weinberg Partners Capital Management LP (“PWP”) and certain other subadvisers, collectively with PWP, the “Sub-Advisers”)

Frequency:	On an as needed basis

1.
The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

2.
The President of the Adviser or his/her designee is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the “Policies”).  The applicable Sub-Adviser and/or Administrator are responsible for the actual voting of all proxies in a timely manner.  The Compliance Officer is responsible for monitoring the effectiveness of the Policies.  The Policies attempt to generalize a complex subject.  The Adviser, in consultation with the Sub-Adviser, if there is one, may, from time to time, determine that it is in the best interests of its Client to depart from specific policies described herein.

3.
To the extent that the Adviser invests a portion of a Client account's assets in securities other than interests in Funds (i.e., publicly-traded securities), the Adviser will utilize the proxy voting policies set forth in Appendix A attached hereto.  To the extent any policy in the Appendix conflicts with a specific policy herein, the policy herein will control.

4.
Notwithstanding the provisions of these Policies, with respect to any Client that relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser shall vote all proxies received from a Fund in a manner that complies with the terms of Section 12(d)(1)(F) of the 1940 Act.  Accordingly, the Adviser shall vote all such proxies either (i) in accordance with instructions received from the Client’s investors; or (ii) in the same proportion as the vote of all other shareholders of the subject Fund.

I.          General Policy
The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, ”proxies”) in a manner that serves the best interests of the Client managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

-	the impact on the value of the returns of the Fund;

-	the attraction of additional capital to the Fund;

-	alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

-	the costs associated with the proxy;

8

- impact on redemption or withdrawal rights;
- the continued or increased availability of portfolio information; and
- industry and business practices.
II.                   Specific Policies
A.              Routine Matters
Routine matters are typically proposed by a Fund’s management, directors, general partners, managing members or trustees (collectively, “Management”) and meet the following criteria:  (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.
For routine matters, the Adviser will vote in accordance with the recommendation of the applicable Sub-Adviser, if there is one, unless, in the Adviser's opinion, such recommendation is not in the best interests of the Client.
The Adviser will generally vote for the following proposals:
To change capitalization, including increasing authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

To elect or re-elect Board members.
To appoint or elect auditors.
To set time and location of annual meeting.
To establish a master/feeder structure without a significant increase in fees or expenses.
To change the fiscal year or term of a Fund.
To change the name of a Fund.
B.                Non-Routine Matters
Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.
1.  Structure, Management and Investment Authority
On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.
a.  Approval or Renewal of Investment Advisory Agreements
i.  proposed and current fee schedules
ii.  performance history of the Fund
9

iii.  continuation of management talent
iv.  alignment of interests between Management and Owners
b.  Termination or Liquidation of the Fund
i.  terms of liquidation
ii. past performance of the Fund
iii. strategies employed to save the Fund
c.  Increases in Fees or Expenses
i.  comparison to industry standards
ii.  potential impact on the value of the returns of the Fund
iii. retention of management talent

2.  Share Classes and Voting Rights
The Adviser will generally vote against the following proposals:
a.  To establish a class or classes with terms that may disadvantage other classes.
b.  To introduce unequal voting rights.
c. To change the amendment provisions of an entity by removing investor approval requirements.

C.            All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.
D.            Abstaining from Voting or Affirmatively Not Voting
The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Client.  The Adviser is authorized to consider the best interests of its Client accounts, in the aggregate, when making the decision to abstain from voting or not to vote.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the Client is a plan asset Client subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, or a Client that is registered under the 1940 Act and relies on Section 12(d)(1)(F) of the 1940 Act.
III.                 Conflicts of Interest
At times, conflicts may arise between the interests of the Client, on the one hand, and the interests of the Adviser or its affiliates, on the other hand.  If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:
A.            if a proposal is addressed by the specific Policies herein, the Adviser will vote in accordance with such Policies;
B.            if the Adviser believes it is in the best interests of the Client to depart from the specific Policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;
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C.            if the proxy proposal is (1) not addressed by the specific Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the Client, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (i.e. against the perceived or actual conflict).  The Adviser will memorialize the rationale of such vote in writing; and
D.            if the proxy proposal is (1) not addressed by the specific Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy:  (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable; (c) inform the investors in a Client of the conflict of interest and obtain consent (in accordance with the Client’s organizational documents, if applicable) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Officer.
IV.                Procedures for Proxies
The President of the Adviser or his/her designee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above.  All proxies identified as “routine” will be voted by the President of the Adviser or his/her designee in accordance with the Policies.
Any proxies that are not clearly “routine” will be reviewed with the President of the Adviser, or his/her designee, and the Sub-Adviser, if there is one, who will determine how to vote each such proxy by applying the Policies.  Upon making a decision, the proxy decision will be returned to the applicable Sub-Adviser and/or Administrator to be executed (with a cc: Chief Compliance Officer of the Adviser) and submitted to the company.  Upon receipt of an executed proxy, the applicable Sub-Adviser and/or Administrator will update the Client's proxy voting record.  The applicable Sub-Adviser and/or Administrator are responsible for the actual voting of all proxies in a timely manner.  The applicable Sub-Adviser’s Compliance Officer is responsible for monitoring the effectiveness of the Policies.
In the event the President of the Adviser or his/her designee determines that the Client should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision.  The applicable Sub-Adviser and/or Administrator will execute the proxy in accordance with such third party's or committee's decision.
V.                  Record of Proxy Voting
The applicable Sub-Adviser and/or the Administrator will maintain, or have available, written or electronic copies of each proxy statement received and of each proxy decision.
The applicable Sub-Adviser and/or Administrator will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Sub Adviser, or others, that were material to making the voting decision.
The applicable Sub-Adviser and/or Administrator will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

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Appendix A
PROXY VOTING POLICIES AND PROCEDURES

I.                    General Policy
The general policy is to vote proxy proposals relating to Client securities (the “proxies”) in a manner that serves the best interests of the Clients managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:
•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal; and
•	customary industry and business practices.
II.                  Specific Policies
A.                 Routine Matters
Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria:  (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.
For routine matters, the President of the Adviser or his/her designee will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the Client.
1.                 General Matters
The Adviser will generally vote for the following proposals:
a.            to set time and location of annual meeting;
b.            to change the fiscal year of the company; and
c.            to change the name of a company.
2.                  Members  of the Board of Directors (the “Board”)
a.            Election or Re-Election.  The Adviser will generally vote for Management proposals to elect or re-elect Board members.
b.            Fees to Board Members.  The Adviser will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3.            Capital Structure
The Adviser will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the Client or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.
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4.                   Appointment of Auditors
The Adviser will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:
a.        the Adviser has serious concerns about the accounts presented or the audit procedures used; or
b.            the auditors are being changed without explanation.

B.                  Non-Routine Matters
Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.
1.                   Board Members
a.                   Term Limits.  The Adviser will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.
b.                   Replacement.  The Adviser will generally vote against proposals that make it more difficult to replace Board members, including the following proposals:
to stagger the Board;
to overweight company Management on the Board;
to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

to introduce unequal voting rights;

to create supermajority voting; or

to establish pre-emptive rights.
c.                   Liability and Indemnification.  In order to promote accountability, the Adviser will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.
d.                   Ownership Issues.  The Adviser will generally vote for proposals that require Management to own a minimum interest in the company.  The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners.  However, the Adviser will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than [15%] of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.
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2.                   Compensation, Fees and Expenses
In general, the Adviser will vote against proposals to increase compensation, fees or expenses applicable to the company's Owners, unless the Adviser determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.                  Voting Rights
The Adviser will generally vote against the following proposals:
a.	to introduce unequal voting or dividend rights among the classes;

b.	to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

c.	to require supermajority (⅔) approval for votes rather than a simple majority (½);

d.	to restrict the Owners' right to act by written consent; or

e.	to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members;
The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.                   Takeover Defenses and Related Actions
The Adviser will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”.  Examples of “poison pills” include:
a.	large increases in the amount of stock authorized but not issued;

b.
blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

c.	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

d.	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

e.	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Adviser will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

a.	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

b.	to opt out of state anti-takeover laws deemed by the Adviser to be detrimental.
The Adviser will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.
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5.                   Reincorporation
The Adviser will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of the controlling company).
6.                   Debt Issuance and Pledging of Assets for Debt
The Adviser will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:
a.            the potential increase in the company's outstanding interests or shares, if any (e.g., convertible bonds); and
b.            the potential increase in the company's capital, if any, over the current outstanding capital.
7.                   Mergers or Acquisitions
The Adviser will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Adviser believes will offer fair value to its Clients.
8.                   Termination or Liquidation of the Company
The Adviser will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:
a.            terms of liquidation;
b.            past performance of the company; and
c.            strategies employed to save the company.
9.                   Social and Environmental Issues and Corporate Responsibility
The Adviser will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.
The Adviser will generally vote against any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities.  The Adviser will also generally vote against proposals:
a.            to bar or restrict charitable contributions; or
b.            to limit corporate political activities.
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10.                 All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.
III.            Communication Summary
The President of the Adviser , or his/her designee, in consultation with any related Sub Adviser to a Client, will be responsible for determining how to vote for each proxy. The Client’s Sub-Adviser, if there is one, will send the Adviser a recommendation of how to vote. The President of the Adviser, or his/her designee, will respond generally in writing to the Sub-Adviser and/or Administrator who will be responsible for communicating the proxy voting decision to the appropriate people.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of  Role of Portfolio Manager(s) or Management Team Members
Wells Fargo Investment Institute, Inc. (the “Adviser”) has retained Perella Weinberg Partners Capital Management LP, a Delaware Limited Partnership, to act as subadviser to the registrant (the “Subadviser” or “Parella Weinberg Partners”).
Biographies as of the date of the filing of this report of certain of the Adviser and Subadviser principals having portfolio management responsibility to the Fund (the “Adviser Managers” and “Subadviser Managers”, respectively, are below:

Adam I. Taback is the Head of Global Alternative Investments (“GAI”) at Wells Fargo Investment Institute, Inc., a role he’s held since 2001. His GAI responsibilities include management and oversight of various proprietary and non‐proprietary alternative investment solutions including option strategies, hedge funds, managed futures, commodities, private equity, and private real estate offerings.
Mr. Taback has been with Wells Fargo & Company and predecessor organizations since 1996 in various leadership roles. He currently serves as the president and chairman of the boards of trustees/managers for the GAI Registered Funds, president and director of Global Alternative Investment Services, Inc., and director and president of A.G. Edwards Capital, Inc.
In addition to serving as Head of Global Alternative Investments, he is the managing director of the Option Strategies Group, overseeing derivatives portfolio management. He also serves as the managing director for Investment Product Management, Investment Tools, and Investment Analytics supporting Wealth Management, and leads Investment Project Management which supports Wells Fargo Wealth, Brokerage and Retirement.
Previous roles include serving as President of Wells Fargo Alternative Asset Management, LLC; President of Alternative Strategies Group, Inc.; Head of the Product Development and Product Management Groups for the Asset and Wealth Management Division of Wachovia Bank; and Head of the Retail Separate Account, Variable Annuity, and 529 business lines for the Asset Management division of Wells Fargo & Company.
Prior to joining Wells Fargo & Company, Mr. Taback served in various finance and investment roles with Blockbuster Entertainment (Viacom) supporting their music and Latin American divisions and with Raymond James & Associates. Mr. Taback holds a Bachelor of Arts degree from Syracuse University and a Masters Degree in Accounting from Nova Southeastern University. He is located in Charlotte, North Carolina.
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James W. Sweetman is a Senior Vice President and serves as Director of Alternative Investment Strategy for GAI.  Mr. Sweetman is responsible for formulating strategy and asset allocation guidance for the Wells Fargo Alternative Strategies Platform.  His responsibilities include the development and management of recommended strategy/manager blends, idea sourcing, platform management and collaborating and partnering within the Wells Fargo Investment Institute.  Prior to his current position, Mr. Sweetman was a Vice President, Client Relationship Manager with Bank of New York’s BNY Alternative Investment Services group responsible for BNY’s relationship with multiple hedge funds and hedge fund-of-funds.  Prior to that, he worked with Prudential Financial as a Vice President, Senior Analyst with the firm’s Alternative Investment Strategies team, responsible for the ongoing research on managed futures, hedge funds, hedge fund of funds, private equity, and private real estate.  Jim began his career in 1992 as a Senior Auditor with Prudential Insurance Company.  Jim holds an undergraduate degree from Bernard Baruch College, is NASD (Series 7 and 63) and NFA (Series 3) registered, and has been an active member of the Managed Funds Association.

Justin S. Lenarcic is a Vice President and serves as a Senior Research Analyst with Global Alternative Investments.  He focuses on alternative strategy research and asset allocation guidance, including developing strategy convictions, sourcing, constructing recommended portfolios, and publishing alternative investment commentary.  Prior to his current position, Justin served as a Business and Strategy Manager supporting business initiatives for the platform and serving as a liaison between research analysts and distribution professionals across the Wells Fargo Wealth, Brokerage and Retirement division.  Prior to joining Wells Fargo in 2007, he worked as a quantitative equity analyst at a Charlotte-based investment management firm.  He graduated from the University of North Carolina at Chapel Hill and is a Chartered Alternative Investment Analyst.

Christopher Bittman.  Mr. Bittman is a Partner at Perella Weinberg Partners and CEO and CIO for the Agility platform.  Prior to joining Perella Weinberg Partners, Mr. Bittman was the Chief Investment Officer of the University of Colorado Foundation.  Under his leadership the Foundation was named “Large Foundation of the Year” in 2007 by Institutional Investor’s Foundation & Endowment Money Management magazine based on “superior investment performance, innovation and notable asset allocation moves.”  Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California investment firm, where he was responsible for the management of over $5 billion for a broad variety of Fortune 500 corporations, public funds, foundations, endowments and families.  He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group and was the youngest Regional Manager in the group’s history.  Mr. Bittman graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years in various capacities – as President of its Alumni Association; as Trustee and Director of its Foundation; and as Chair of the Foundation’s Investment Committee.  He sits as a guest lecturer on investment management at the University’s Leeds School of Business and is a former member of the University’s Intercollegiate Athletics Task Force.  He is the Chair of the Board of Directors for Colorado Public Television and a Trustee of Colorado Academy – a private, coeducational college preparatory school in Denver.  Under Chris’s management, the Agility platform has received a number of awards including the OCIO of the Year Award in 2013 and 2014 by Institutional Investor.

Kent Muckel, CFA.  Mr. Muckel is a Partner at Perella Weinberg Partners and leads the public equity and fixed income efforts on the Agility platform.  Prior to joining Perella Weinberg Partners, Mr. Muckel was the Chief Investment Officer for Baylor University.  Mr. Muckel was charged with overseeing the day-to-day investment practices and operations of the endowment.  Prior to joining Baylor, Mr. Muckel held the role of senior portfolio manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation, and monitoring of the Foundation’s $1 billion in assets.  Previously, Mr. Muckel was Vice President and Senior Director for Public Markets at Qwest Asset Management Company, where he was responsible for managing over $10 billion in public market and liquid alternative investments for the company’s defined benefit assets.  Prior to Qwest, he has held various positions as a fixed income portfolio manager and investment specialist.  Mr. Muckel earned a BS in Finance with honors from the University of Colorado and an M.B.A. from the Daniel’s School of Business at the University of Denver.  Mr. Muckel is a CFA charterholder.  Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund. The Adviser’s and Sub-adviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.
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(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member
Other Accounts Managed Table
(As of September 30, 2014)
Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Adam Taback	Registered Investment Companies*:	3	$353 million	0	$0
	Other Pooled Investment Vehicles:	68	$2.8 billion	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Adam Kimball	Registered Investment Companies*:	3	$353 million	0	$0
	Other Pooled Investment Vehicles:	68	$2.8 billion	0	$0
	Other Accounts:	0	$0	0	$0

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Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Hazlitt Gill	Registered Investment Companies*:	3	$353 million	0	$0
	Other Pooled Investment Vehicles:	68	2.8 billion	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James Sweetman	Registered Investment Companies*:	3	$353 million	0	$0
	Other Pooled Investment Vehicles :	68	$2.8 billion	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Justin Lenarcic	Registered Investment Companies*:	3	$353 million	0	$0
	Other Pooled Investment Vehicles :	68	$2.8 billion	0	$0
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Christopher Bittman	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles :	2	$1,481,516,533	2	$1,481,516,533
	Other Accounts:	15	$3,615,953,970	8	$2,445,179,499

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Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kent Muckel	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles :	2	$856,225,605	0	$0
	Other Accounts:	3	$1,433,417,404	3	$1,433,417,404
*Not including the Fund

Potential Conflicts of Interests
Real, potential or apparent conflicts of interest may arise because the Adviser and the Subadviser have day-to-day portfolio management responsibilities with respect to more than one fund. Each manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser or Subadviser may vary among these accounts, and the Adviser Managers or Subadviser Managers (collectively, the “Managers”) may personally invest in these accounts.  These factors could create conflicts of interest because the Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Subadviser will use reasonable efforts to allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will seek not to favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will seek not to favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to confirm that the Subadviser is not unfairly favoring any accounts over time. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will use reasonable efforts to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.   Additional information on potential conflicts of interest is included in the Registrant’s Private Placement Memorandum.

(a)(3)            Compensation Structure of Portfolio Manager(s) or Management Team Members
  As of September 30, 2014

Compensation for the Adviser Managers is a combination of a fixed salary and a bonus. The bonus paid to an Adviser Manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, a traditional benchmark (such as the S&P 500), blended benchmark, or a peer group of funds of hedge funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the Adviser Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. The Adviser Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401(k) plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

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Compensation for the Subadviser Managers is generally a combination of a fixed salary and a discretionary bonus. The bonus paid to the Subadviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Perella Weinberg Partners Group LP (“PWP”) (which indirectly controls the Subadviser) and its affiliates. The Subadviser Managers may also participate in other forms of compensation provided by the PWP and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan. Additionally, as Partners of PWP and its affiliates, the Subadviser Managers may be given an equity interest in the parent companies of the Subadviser and/or related entities.

(a)(4)            Disclosure of Securities Ownership
As of September 30, 2014

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Adam Taback Kent Muckel	$100,001- $500,000 $50,001-$100,000

 (b)            Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

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Item 11. Controls and Procedures.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other) Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Agility Income Fund

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 1, 2014

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	December 1, 2014

* Print the name and title of each signing officer under his or her signature.

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